UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                    Filed Pursuant to Section 13 OR 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 1999

                           GOLDEN STAR RESOURCES LTD.
                           --------------------------
             (Exact name of registrant as specified in its charter)

           Canada                       0-21708                 98-0101955
           ------                       -------                 ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)

                         1660 Lincoln Street, Suite 3000
                           Denver, Colorado 80264-3001
                           ---------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (303) 830-9000

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)
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Item 5.  Other Events

         On May 18, 1999, Golden Star Resources Ltd. (the "Company") announced that it is in the process of acquiring (the "Acquisition") a 70% interest in Bogoso Gold Limited ("BGL"). On July 1, 1999, the Company filed with the Securities and Exchange Commission a preliminary prospectus supplement for a proposed financing of the purchase price of its interest in BGL. The preliminary prospectus supplement contains substantial information regarding BGL and pro forma financial information regarding the Company after giving effect to the Acquisition. A copy of the preliminary prospectus supplement is incorporated herein by reference as Exhibit 99.

Item 7.  Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired.

         Not Applicable

         (b) Pro forma financial information.

         Not Applicable

         (c) Exhibits.

           Exhibit Number
      (Referenced to Item 601
         of Regulation S-K)          Description of Exhibit
         ------------------          ----------------------
                99                   Preliminary Prospectus Supplement, dated
                                     June 29, 1999, filed pursuant to Rule
                                     424(b) promulgated under the Securities Act of 1933 (incorporated herein by reference to the Registration Statement on Form S- 3 of the Company (File No. 333-33237)).

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GOLDEN STAR RESOURCES LTD.


                                        By: /s/ Gordon J. Bell
                                            ------------------
                                            Name:  Gordon J. Bell
                                            Title: Vice President and Chief
                                                   Financial Officer

Dated: July 1, 1999

                                  EXHIBIT INDEX

           Exhibit Number
      (Referenced to Item 601
         of Regulation S-K)          Description of Exhibit
         ------------------          ----------------------
                99                   Preliminary Prospectus Supplement, dated
                                     June 29, 1999, filed pursuant to Rule
                                     424(b) promulgated under the Securities Act of 1933 (incorporated herein by reference to the Registration Statement on Form S- 3 of the Company (File No. 333-33237)).